Exhibit 10.1

AMENDMENT NO. 2
TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

                   THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of October 21, 2005, is entered into among CONMED RECEIVABLES CORPORATION (“Seller”), CONMED CORPORATION (“Parent”), as initial Servicer, BANK OF AMERICA, N.A. (together with any other financial institution hereafter party hereto, each a “Purchaser” and collectively, the “Purchasers”) and BANK OF AMERICA, N.A., as administrator for Purchasers (in such capacity, the “Administrator”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in Appendix A of the Receivables Purchase Agreement, referred to below.

PRELIMINARY STATEMENTS

                   A. Reference is made to that certain Amended and Restated Receivables Purchase Agreement dated as of October 23, 2003 among Seller, Parent, Purchasers and Administrator (as amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).

                   B. The parties hereto have agreed to amend certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.

         SECTION 1. Amendment. The parties hereto hereby agree to amend the Receivables Purchase Agreement to delete the definition of Commitment Termination Date set forth in Appendix A of the Receivables Purchase Agreement and substitute the following therefor:

“Commitment Termination Date” means October 20, 2006, as such date may be extended from time to time with the consent of the parties to the Agreement.

         SECTION 2. Representations and Warranties. Each of the parties hereto hereby represents and warrants to each other, as to itself that:

         (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and

(b) on the date hereof, before and after giving effect to this Amendment, no Liquidation Event has occurred and is continuing.

         SECTION 3. Reference to and Effect on the Transaction Documents.

         (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

         (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller, Parent, Purchasers and Administrator under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

         SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 5. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Deliberately Left Blank]

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONMED RECEIVABLES CORPORATION, as Seller

By: /s/ Robert D. Shallish, Jr.
       —————————————
       Name: Robert D. Shallish, Jr.
       Title: Vice President - Finance and Chief Financial Officer

CONMED CORPORATION, as initial Servicer

By: /s/ Robert D. Shallish, Jr.
       —————————————
       Name: Robert D. Shallish, Jr.
       Title: Vice President - Finance and Chief Financial Officer

BANK OF AMERICA, N.A., as Purchaser

By: /s/ Michael W. Brunner
       —————————————
       Name: Michael W. Brunner
       Title: Vice President

BANK OF AMERICA, N.A., as Administrator

By: /s/ Michael W. Brunner
       —————————————
       Name: Michael W. Brunner
Title: Vice President

Signature Page to Amendment No. 2